SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 3, 2014

AIR INDUSTRIES GROUP
___________________

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-29245	80-0948413
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

1479 North Clinton Avenue, Bay Shore, NY 11706
Address of principal executive offices

Registrant's telephone number: (631) 968-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17   CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On June 4, 2014, pursuant to a Stock Purchase Agreement  (the “Stock Purchase Agreement”) with Richard Rand and Peter Rand, the shareholders of Eur-Pac Corporation (the “Eur-Pac Shareholders”),we acquired all of the outstanding shares of Eur-Pac Corporation (“Eur-Pac”). The consideration consisted of $1,600,000 in cash, of which $100,000 has been deposited in escrow to secure the indemnity obligations of the Eur-Pac Shareholders pursuant to the Stock Purchase Agreement, plus 20,000 restricted shares of our common stock.

Eur-Pac, which is based in Waterbury, Connecticut, specializes in military packaging and supplies. Eur-Pac’s primary business is “kitting” of supplies for all branches of the United States Defense Department including ordnance parts, hose assemblies, hydraulic, mechanical and electrical assemblies. Eur-Pac’s MIL-I-45208 ISO 9002 inspection system has been audited and approved by the Department of Defense and several commercial entities.

We anticipate that in connection with the acquisition of Eur-Pac, we, our wholly-owned subsidiaries and Eur-Pac will enter into the Fourth Amendment to the Amended and Restated Loan and Security Agreement with PNC Bank, N.A. (the “PNC Loan Agreement”) to add Eur-Pac as a party to the PNC Loan Agreement and increase the Revolving Credit Loan under the PNC Loan Agreement from $20,000,000 to $23,000,000.
 .
Item 3.02 Unregistered Sales of Equity Securities.

On June 4, 2014, we issued 20,000 shares of our common stock to the Eur-Pac Shareholders in connection with the acquisition of Eur-Pac. The issuance and sale of the shares was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Section 4(2) of the Securities Act. The certificates evidencing the shares were endorsed with a legend restricting their transfer except in accordance with the registration requirements of the Securities Act or an exemption therefrom.

Item 7.01 Regulation FD Disclosure.

On June 5, 2014, Air Industries Group issued a press release announcing that it had acquired all of the outstanding shares of Eur-Pac. A copy of the press release is filed as Exhibit 99.1.

 The information in Exhibit 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Stock Purchase Agreement dated as of June 4, 2014, by and among Air Industries Group and the shareholders of Eur-Pac Corporation.

99.1	Text of press release issued by Air Industries Group.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2014

AIR INDUSTRIES GROUP

By:	/s/ Peter D. Rettaliata
Peter D. Rettaliata
President and Chief Executive Officer